UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 20, 2012
                            ------------------------
                                 Date of Report
                       (Date of earliest event reported)


                     AUSTRALIAN-CANADIAN OIL ROYALTIES LTD.
            -------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                          Commission File No. 0-29832

                      British Columbia, Canada 75-2712845
              ---------------------------- ----------------------
                 (State or other jurisdiction (I.R.S. Employer
                     of incorporation) Identification No.)


                       1301 Avenue M, Cisco, Texas 76437
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               (Address of principal executive office) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (254) 442-2638

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 17 CFR (240.13e-4(c))



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ITEM 8.01 OTHER EVENTS

     On January 24, 2012, Australian-Canadian Royalties, Ltd. (the "Company") issued a press release entitled "ACOR Announces First Closing of $0.35 Subscription Receipts Financing Totaling $1.8 Million." The closing occurred on January 20, 2012 and a form of Subscription Receipt Agreement is filed as
Exhibit 4.1 to this Current Report. The press release is furnished hereto as
Exhibit 99.1 to this Current Report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

4.1 Form of Subscription Receipt Agreement between Australian-Canadian Oil Royalties, Ltd. and Olympia Trust Company and Torys LLP dated January 20, 2012

99.1 Press Release dated January 24, 2012 entitled - "ACOR Announces First Closing of $0.35 Subscription Receipts Financing Totaling $1.8 Million."



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AUSTRALIAN-CANADIAN OIL ROYALTIES LTD.


Date:  January 26, 2012                     By: /S/ ANDRE SAKHAI
                                                -----------------------
                                                Andre Sakhai, President







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